EXHIBIT 10.1
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                 FOURTH CONSENT, AMENDMENT AND WAIVER TO FUNDING
                                    AGREEMENT

         Fourth Consent, Amendment and Waiver (this "CONSENT, AMENDMENT AND WAIVER"), dated as of July 2, 2002, to that certain Funding Agreement dated as of May 15, 2002 and amended as of June 12, 2002, June 19, 2002 and June 25, 2002 among SpectraSite Holdings, Inc. and SpectraSite Intermediate Holdings, LLC (together, the "CO-ISSUERS") and the several purchasers named in Schedule I thereto (such agreement being referred to herein as the "FUNDING AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Funding Agreement.

         WHEREAS, pursuant to Section 1.01(c) of the Funding Agreement, Parent may not make certain changes to the terms of any Offer without the prior written consent of the Required Purchasers; and

         WHEREAS, pursuant to Section 8.05 of the Funding Agreement, the Co-Issuers and the Required Holders desire to amend the Funding Agreement as more particularly set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, as follows:

         1. Pursuant to Section 1.01(c) of the Funding Agreement, the Required Purchasers hereby consent to the extension of the Expiration Date of each Exchange Offer to 5:00 P.M., New York City Time, on July 15, 2002.

         2. Each party to this Consent, Amendment and Waiver hereby waives, for purposes of the extension of the Expiration Dates of the Exchange Offers in Section 1 of this Consent, Amendment and Waiver, the second proviso to the first sentence of Section 1.01(c) of the Funding Agreement.

         3. Each party to this Consent, Amendment and Waiver hereby represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Consent, Amendment and Waiver by such party will not violate any provision of applicable law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument to which such party or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, except for such violations, conflicts or breaches which, individually or in the aggregate, would not have a material adverse effect on such party and its subsidiaries, taken as a whole,

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and (b) this Consent, Amendment and Waiver has been duly executed and delivered by such party and when this Consent, Amendment and Waiver is executed by the other parties hereto, the Funding Agreement as amended by this Consent, Amendment and Waiver, will constitute the legal, valid and binding obligation of such party, enforceable in accordance with its terms.

         4. This Consent, Amendment and Waiver shall not constitute an amendment or modification of any other provision of the Funding Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Funding Agreement are and shall remain in full force and effect. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Funding Agreement shall, after this Consent, Amendment and Waiver becomes effective, refer to the Funding Agreement as amended hereby.

         5. This Consent, Amendment and Waiver may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Consent, Amendment and Waiver (or its signature page thereof) shall be deemed to be an executed original thereof.

         6. THIS CONSENT, AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.


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               CONSENT, AMENDMENT AND WAIVER TO FUNDING AGREEMENT


                                   SPECTRASITE HOLDINGS, INC.


                                   By:  /s/ Stephen H. Clark
                                        ---------------------------------------
                                        Name:   Stephen H. Clark
                                        Title:  President and CEO


                                   SPECTRASITE INTERMEDIATE HOLDINGS, LLC

                                   By   SpectraSite Holdings, Inc.


                                   By:  /s/ Stephen H. Clark
                                        ---------------------------------------
                                        Name:   Stephen H. Clark
                                        Title:  President and CEO


                                   WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

                                   By   WCAS VIII Associates, L.L.C., Its
                                        General Partner


                                   By:  /s/ Jonathan Rather
                                        ---------------------------------------
                                        Name:   Jonathan Rather
                                        Title:  Managing Member


                                   WELSH, CARSON, ANDERSON & STOWE IX, L.P.

                                   By   WCAS IX Associates, L.L.C., Its
                                        General Partner

                                   By:  /s/ Jonathan Rather
                                        ---------------------------------------
                                        Name:   Jonathan Rather
                                        Title:  Managing Member


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